SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                 ____________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  August 1, 1994


                             NIAGARA MOHAWK POWER CORPORATION
               (Exact name of registrant as specified in its charter)



State of New York           1-2987                   15-0265555
(State or other       (Commission File Number)     (IRS Employer
 jurisdiction of                                    Identification No.)
 incorporation)



300 Erie Boulevard West, Syracuse, N.Y.              13202
(Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code:  (315) 474-1511


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Item 7:  Financial Statements and Exhibits.

                 (c)  Exhibits.

                 (1) Underwriting Agreement, dated as of August 1, 1994, between Niagara Mohawk Power Corporation and the Underwriters named therein. Incorporated by reference as Exhibit 1(d) to the Company's Registration Statement No. 33-51073 in accordance with Item 601(b)(1) of Regulation S-K.

                                    SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NIAGARA MOHAWK POWER CORPORATION



                                   By:/s/ Steven W. Tasker
                                   -----------------------
                                   Vice President-Controller
                                    and Principal Accounting Officer


Date:  August 8, 1994